SCHEDULE 14-A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|
Check the appropriate box:

|_|   Preliminary Proxy Statement
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                First Federal of Northern Michigan Bancorp, Inc.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.
|_|   $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
|_| $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1)    Title of each class of securities to which transaction applies:

            --------------------------------------------------------------------

      2)    Aggregate number of securities to which transaction applies:

            --------------------------------------------------------------------

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

            --------------------------------------------------------------------

      4)    Proposed maximum aggregate value of transaction:

            --------------------------------------------------------------------

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)    Amount Previously Paid:

2)    Form, Schedule or Registration Statement No.:

3)    Filing Party:

4)    Date Filed:

May 6, 2005

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of First Federal of Northern Michigan Bancorp, Inc. (the "Company"). The Annual Meeting will be held at the Thunder Bay Recreational Center, 701 Woodward Avenue, Alpena, Michigan, at 11:00 a.m. (Michigan time) on May 25, 2005.

The enclosed Notice of Annual Meeting and proxy statement describe the formal business to be transacted. During the Annual Meeting we will also report on the operations of the Company. Directors and officers of the Company will be present to respond to any questions that stockholders may have. Also enclosed for your review is our Annual Report to Stockholders, which contains detailed information concerning the activities and operating performance of the Company.

The Annual Meeting is being held so that stockholders will be given an opportunity to elect two directors and to ratify the appointment of Plante & Moran, PLLC as independent registered public accountants for the Company for the year ending December 31, 2005.

For the reasons set forth in the proxy statement, the Board of Directors unanimously recommends a vote "FOR" the election of directors and "FOR" the ratification the of the appointment of Plante & Moran, PLLC as the Company's independent registered public accountants for the 2005 fiscal year.

On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible even if you currently plan to attend the Annual Meeting. Your vote is important, regardless of the number of shares that you own. Voting by proxy will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting.

Sincerely,

/s/ Martin A. Thomson

Martin A. Thomson
President and Chief Executive Officer

                First Federal of Northern Michigan Bancorp, Inc.
                             100 South Second Avenue
                             Alpena, Michigan 49707
                                 (989) 356-9041

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held On May 25, 2005

       Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of First Federal of Northern Michigan Bancorp, Inc. (the "Company") will be held at the Thunder Bay Recreational Center, 701 Woodward Avenue, Alpena, Michigan 49707 on May 25, 2005 at 11:00 a.m., Michigan time.

      A proxy statement and proxy card for the Meeting are enclosed.

      The Meeting is for the purpose of considering and acting upon:

      1.    The election of two directors of the Company;

      2. The ratification of the appointment of Plante & Moran, PLLC as the Company's independent registered public accountants for the year ending December 31, 2005; and

such other matters as may properly come before the Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Meeting.

      Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned. Stockholders of record at the close of business on May 2, 2005 are the stockholders entitled to vote at the Meeting, and any adjournments thereof. A list of stockholders entitled to vote at the Meeting will be available at 100 South Second Avenue, Alpena, Michigan for a period of 10 days prior to the Meeting and will also be available for inspection at the Meeting.

      EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. A PROXY MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE PERSONALLY AT THE MEETING.

                                          By Order of the Board of Directors

                                          /s/ Michael W. Mahler

                                          Michael W. Mahler
                                          Executive Vice President and Secretary

Alpena, Michigan
May 6, 2005

--------------------------------------------------------------------------------
IMPORTANT: A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT

                FIRST FEDERAL OF NORTHERN MICHIGAN BANCORP, INC.
                             100 South Second Avenue
                             Alpena, Michigan 49707
                                 (989) 356-9041

                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 25, 2005

      This proxy statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of First Federal of Northern Michigan Bancorp, Inc. (the "Company") to be used at the Annual Meeting of Stockholders of the Company (the "Meeting"), which will be held at the Thunder Bay Recreational Center, 701 Woodward Avenue, Alpena, Michigan on May 25, 2005 at 11:00 a.m., Michigan time, and all adjournments thereof. The accompanying Notice of Annual Meeting of Stockholders and this proxy statement are first being mailed to stockholders on or about May 6, 2005.

--------------------------------------------------------------------------------
                              REVOCATION OF PROXIES
--------------------------------------------------------------------------------

      Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of the Company will be voted in accordance with the directions given thereon. Where no instructions are indicated, signed proxies will be voted "FOR" the proposals set forth in this proxy statement for consideration at the Meeting.

      A proxy may be revoked at any time prior to its exercise by sending written notice of revocation to the Secretary of the Company, Michael W. Mahler, at the Company's address shown above, or by filing a duly executed proxy bearing a later date or by voting in person at the Meeting. The presence at the Meeting of any stockholder who had given a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Meeting or delivers a written revocation to the Secretary of the Company prior to the voting of such proxy.

--------------------------------------------------------------------------------
                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

      Holders of record of the Company's common stock ("common stock") at the close of business on May 2, 2005 (the "Voting Record Date") are entitled to one vote for each share held. As of the Voting Record Date, there were 3,100,191 shares of common stock issued and outstanding. The presence in person or by proxy of at least a majority of the issued and outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the Meeting.

      In accordance with the provisions of the Articles of Incorporation of the Company, record holders of common stock who beneficially own in excess of 10% of the outstanding shares of common stock (the "Limit") are not entitled to any vote with respect to the shares held in excess of the Limit. The Company's Articles of Incorporation authorizes the Board of Directors (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit supply information to the Company to enable the Board of Directors to implement and apply the Limit.

      Persons and groups who beneficially own in excess of five percent of the Company's common stock are required to file certain reports with the Securities and Exchange Commission (the "SEC") regarding such ownership pursuant to the Securities Exchange Act of 1934 (the "Exchange Act").

      The following table sets forth the beneficial ownership of our common stock held by our directors and executive officers, individually and as a group, and all individuals known to management to own more than 5% of our common stock as of the Voting Record Date. The business address of each director and executive officer is 100 South Second Avenue, Alpena, Michigan 49707.

                                                                 Number of Shares of
                                                                    Common Stock          Percent of All Common
                    Name of Beneficial Owner                    Beneficially Owned (1)      Stock Outstanding
-----------------------------------------------------------     ----------------------      -----------------
James C. Rapin                                                            30,622                    *
Martin A. Thomson                                                         46,679                  1.5%
Thomas R. Townsend                                                         9,111                    *
Gary C. VanMassenhove                                                      5,309                    *
Keith D. Wallace                                                          27,909                    *
Michael W. Mahler                                                          3,243                    *
                                                                         -------

All directors and executive officers as a group (8 persons)              133,544                  4.3%
                                                                         =======

Tyndall Partners, L.P.
Tyndall Institutional Partners, L.P.
Madison Avenue Partners
153 East 53rd Street
55th Floor
New York, New York 10022 (2)(3)                                          173,144                  5.6%

Financial & Investment Management Group, Ltd.
417 St. Joseph Street
P.O. Box 40
Suttons Bay, Michigan 49682 (2)(4)                                       222,396                  7.2%

----------
*     Less than 1%.

(1) In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, a person is deemed to be the beneficial owner for purposes of this table of any shares of common stock if he has sole or shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the date as of which beneficial ownership is being determined. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares.

(2) Although not reflected in the Schedule 13D filings, share amounts reflect a 1.8477-for-1 stock split effective as of the close of business on April 1, 2005 in connection with the closing of the mutual-to-stock conversion of Alpena Bancshares, M.H.C.

(3) Based on a joint Schedule 13D filed with the Securities and Exchange Commission on January 29, 2002.

(4) Based on a Schedule 13G filed with the Securities and Exchange Commission on February 15, 2002.

--------------------------------------------------------------------------------
                 VOTING PROCEDURES AND METHOD OF COUNTING VOTES
--------------------------------------------------------------------------------

      As to the election of directors, the proxy card provided by the Board of Directors enables a stockholder to vote "FOR" the election of the two nominees proposed by the Board of Directors or to "WITHHOLD AUTHORITY" to vote for the nominees being proposed. Under Maryland law and the Company's Articles of Incorporation and Bylaws, directors are elected by a plurality of the shares voted at the Meeting without regard to either broker non-votes or proxies as to which the authority to vote for the nominee is withheld.

      As to the ratification of Plante & Moran, PLLC as independent registered public accountants of the Company, by checking the appropriate box a stockholder may vote "FOR" the item, vote "AGAINST" the item or "ABSTAIN" from voting on the item. The ratification of independent registered public accountants must be approved by a majority of the shares voted at the Meeting without regard to broker non-votes or proxies marked abstain.

      In the event at the time of the Meeting there are not sufficient votes for a quorum or to approve or ratify any matter being presented, the Meeting may be adjourned in order to permit the further solicitation of proxies.

      Proxies solicited hereby will be returned to the Company and will be tabulated by Kathy Brown, Internal Auditor of First Federal of Northern Michigan, the inspector of election designated by the Board of Directors of the Company.

--------------------------------------------------------------------------------
                        PROPOSAL I--ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

      The Company's Board of Directors is currently composed of five persons, and is divided into three classes with one class of directors elected each year. Directors are generally elected to serve for a three year period or until their respective successors shall have been elected and shall qualify. Two directors will be elected at the Meeting. The Board of Directors has nominated James C. Rapin and Martin A. Thomson for three-year terms, each of whom has agreed to serve if elected.

      The table below sets forth certain information, as of the Voting Record Date, regarding the Board of Directors and executive officers. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to one or more nominees) will be voted at the Meeting for the election of the nominees identified below. If any nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any of the nominees might be unable to serve, if elected. There are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE NOMINEES LISTED IN THIS PROXY STATEMENT.

                                                                                           Director     Term
       Name                     Age                      Positions Held                      Since     Expires
       ----                     ---     ------------------------------------------------   ---------   -------
                                                            NOMINEES

James C. Rapin                  64                   Chairman of the Board                   1985        2008
Martin A. Thomson               56      President, Chief Executive Officer and Director      1986        2008

                                                           DIRECTORS

Gary C. VanMassenhove           58                          Director                         2001        2006
Thomas R. Townsend              53                          Director                         2002        2006
Keith D. Wallace                63                          Director                         1988        2007

                                                       EXECUTIVE OFFICERS

Michael W. Mahler               41                  Executive Vice President                  N/A        N/A
Amy E. Essex                    41                  Chief Financial Officer                   N/A        N/A
Jerome W. Tracey                45            Senior Vice President, Senior Lender            N/A        N/A

      Set forth below is biographical information regarding directors and executive officers of the Company and First Federal of Northern Michigan (the "Bank"). References to the Company include its predecessor, Alpena Bancshares, Inc.

Directors

      James C. Rapin was elected as the Chairman of the Board of Directors of the Company and the Bank in March 2002. He has been a director of the Bank since 1985, and a director of the Company since its formation in November 2000, and had been Vice Chairman of the Board since April 2001. Mr. Rapin retired as a pharmacist with LeFave Pharmacy, Alpena, Michigan in 2004.

      Martin A. Thomson was named Acting President and Chief Executive Officer of the Company and the Bank in May 2001 and later named President and Chief Executive Officer in October 2001. Mr. Thomson previously held the position of President and Chief Executive Officer of Presque Isle Electric and Gas Cooperative, Inc., Onaway, Michigan. Mr. Thomson has been a director of the Bank since 1986, and a director of the Company since its formation in November 2000.

      Thomas R. Townsend is the President of the R.A. Townsend Co., a plumbing, heating and air conditioning distributor located in Alpena, Michigan, where he has been employed for the past 28 years. Mr. Townsend has been a director of the Company and the Bank since April 2002.

      Gary C. VanMassenhove is a partner in VanMassenhove, Kearly, Taphouse & Faulman, CPAs. Mr. VanMassenhove has been a Certified Public Accountant for 33 years. He has been a director of the Company and the Bank since September 2001.

      Keith D. Wallace is the senior partner of the law firm of Isackson and Wallace, P.C., located in Alpena, Michigan and local counsel to the Company and the Bank. Mr. Wallace has been a practicing attorney for 37 years. He has been a director of the Bank since 1988, and a director of the Company since its formation in November 2000.

      Michael W. Mahler was named Executive Vice President in November 2004. Prior to this appointment, since November 2002, Mr. Mahler was the Company's Chief Financial Officer. From September 2000 until November 2002, Mr. Mahler was Corporate Controller at Besser Company, Alpena, Michigan, an international producer of concrete products equipment. From 1990 until 2000, Mr. Mahler was employed at LTV Steel Company, East Chicago, Indiana where he served in financial roles of increasing responsibility and served, from 1997 until 2000, as Controller for a northeast Michigan division.

      Amy E. Essex was named Chief Financial Officer in November 2004. Prior to this appointment, since March 2003, Ms. Essex was the Internal Auditor and Compliance Officer for the Company. Prior to March 2003, Ms. Essex spent eight years as the Director of Tax and Risk for Besser Company, Alpena, Michigan, an international producer of concrete products equipment. Ms. Essex is a certified public accountant.

      Jerome W. Tracey was named Senior Vice President, Senior Lender of the Company and the Bank in September 2001, after joining the Bank in November 1999 to serve as Vice President of Commercial Services. Prior to joining the Bank, Mr. Tracey served as Vice President of Commercial Lending for National City Bank, Alpena, Michigan, a position he held since 1996. Mr. Tracey has been in the banking profession since 1981.

Board Independence

      The Board of Directors has determined that, except for Mr. Thomson, each member of the Board is an "independent director" within the meaning of the Nasdaq corporate governance listing standards. Mr. Thomson is not considered independent because he is an executive officer of the Company. Mr. Wallace is not considered independent under Securities Rule 10A-3 for purposes of Audit Committee membership because Mr. Wallace is the senior partner of Isackson and Wallace, P.C., general counsel to the Company.

Meetings and Committees of the Board of Directors

      General. The business of the Company's Board is conducted at regular and special meetings of the full Board and its standing committees. The standing committees include the Executive, Audit, Nominating and Compensation Committees. During the year ended December 31, 2004, the Board of Directors of the Company held 12 regular meetings and seven special meetings. No member of the Board or any committee thereof attended fewer than 75% of said meetings. Executive sessions of the independent directors are held on a regularly scheduled basis. While the Company has no formal policy on director attendance at annual meetings of stockholders, directors are encouraged to attend. All directors attended the last Annual Meeting of Stockholders held on April 21, 2004.

      The Executive Committee is authorized to act with the same authority as the Board of Directors between meetings of the Board, and is comprised of the full Board. The Executive Committee met 12 times during 2004.

      The Audit Committee reviews our records and affairs to determine our financial condition, reviews with management and the independent auditors the systems of internal control, and monitors adherence in accounting and financial reporting to accounting principles generally accepted in the United States of America. Messrs. Rapin,

Townsend and VanMassenhove, each of whom is an "independent director" within the meaning of the Nasdaq corporate governance standards and the applicable Securities Exchange Act rules, serve as members of this committee. The Board of Directors has determined that Director VanMassenhove, a certified public accountant, qualifies as an "audit committee financial expert" and is serving as such for the Audit Committee. The Audit Committee met four times during 2004.

      The Compensation Committee was established after the closing of the second-step mutual-to-stock conversion of Alpena Bancshares, M.H.C. to replace the Personnel Committee which was comprised of the full Board. The Compensation Committee will meet periodically to review the performance of officers and to determine compensation of officers to be recommended to the Board. It is comprised of Messrs. Rapin, Townsend, VanMassenhove and Wallace. The Personnel Committee did not meet in 2004.

      The Nominating Committee nominates individuals for election as directors. The Nominating Committee met once during 2004.

      Nominating Committee. The Nominating Committee consists of Directors Rapin, Townsend, VanMassenhove and Wallace. Each member of the Nominating Committee is considered "independent" as defined in the Nasdaq corporate governance listing standards. The Company's Board of Directors has adopted a written charter for the Nominating Committee, which is available at the Company's website at www.first-federal.com. The Committee met one time during 2004.

      The functions of the Nominating Committee include the following:

      o to lead the search for individuals qualified to become members of the Board and to select director nominees to be presented for stockholder approval;

      o to review and monitor compliance with the requirements for board independence;

      o to review the committee structure and make recommendations to the Board regarding committee membership;

      o to develop and recommend to the Board for its approval a set of corporate governance guidelines; and

      o     to  develop  and   recommend   to  the  Board  for  its  approval  a
            self-evaluation process for the Board and its committees.

      The Nominating Committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company's business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service, or if the Committee or the Board decides not to re-nominate a member for re-election, or if the size of the Board is increased, the Committee would solicit suggestions for director candidates from all Board members. In addition, the Committee is authorized by its charter to engage a third party to assist in the identification of director nominees. The Nominating Committee would seek to identify a candidate who at a minimum satisfies the following criteria:

      o has the highest personal and professional ethics and integrity and whose values are compatible with the Company's;

      o has had experiences and achievements that have given him or her the ability to exercise and develop good business judgment;

      o is willing to devote the necessary time to the work of the Board and its committees, which includes being available for Board and committee meetings;

      o is familiar with the communities in which the Company and the Bank operate and/or is actively engaged in community activities;

      o is involved in other activities or interests that do not create a conflict with his or her responsibilities to the Company and its stockholders; and

      o has the capacity and desire to represent the balanced, best interests of the stockholders of the Company as a group, and not primarily a special interest group or constituency.

      In addition, the Nominating Committee will determine whether a candidate satisfies the qualifications requirements of the Company's Bylaws, which require any person appointed or elected to the Board of Directors to reside or work in a county in which the Bank maintains an office (at the time of appointment or election) or in a county contiguous to a county in which the Bank maintains an office.

      Finally, the Nominating Committee will take into account whether a candidate satisfies the criteria for "independence" under the Nasdaq corporate governance listing standards, and if a nominee is sought for service on the audit committee, the financial and accounting expertise of a candidate, including whether the individual qualifies as independent for audit committee standards under the federal securities rules and as an audit committee financial expert.

      Procedures for the Nomination of Directors by Stockholders. The Nominating Committee has adopted procedures for the submission of director nominees by stockholders. If a determination is made that an additional candidate is needed for the Board, the Nominating Committee will consider candidates submitted by the Company's stockholders. Stockholders can submit qualified names of candidates for director by writing to our Corporate Secretary, at 100 South Second Avenue, Alpena, Michigan 49707. The Corporate Secretary must receive a submission not less than ninety (90) days prior to the anniversary date of the Company's proxy materials for the preceding year's annual meeting for a candidate to be considered for next year's annual meeting of stockholders. The submission must include the following information:

      o a statement that the writer is a stockholder and is proposing a candidate for consideration by the Nominating Committee;

      o the qualifications of the candidate and why the candidate is being proposed;

      o the name and address of the stockholder as they appear on the Company's books, and number of shares of the Company's common stock that are owned beneficially by such stockholder (if the stockholder is not a holder of record, appropriate evidence of the stockholder's ownership will be required);

      o the name, address and contact information for the candidate, and the number of shares of common stock of the Company that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the stockholder's ownership will be required);

      o     a statement of the candidate's business and educational experience;

      o such other information regarding the candidate as would be required to be included in the proxy statement pursuant to SEC Rule 14A;

      o a statement detailing any relationship between the candidate and the Company;

      o a statement detailing any relationship between the candidate and any customer, supplier or competitor of the Company;

      o detailed information about any relationship or understanding between the proposing stockholder and the candidate; and

      o a statement that the candidate is willing to be considered and willing to serve as a director if nominated and elected.

      Submissions that are received and that meet the criteria outlined above are forwarded to the Chairman of the Nominating Committee for further review and consideration. A nomination submitted by a stockholder for presentation by the stockholder at an annual meeting of stockholders must comply with the procedural and informational requirements described in this proxy statement under the heading "Stockholder Proposals." No submission for Board nominees were received by the Company for the Meeting.

      Stockholder Communications with the Board. A stockholder of the Company who wishes to communicate with the Board or with any individual director may write to the Corporate Secretary of the Company, 100 South Second Avenue, Alpena, Michigan 49707, Attention: Board Administration. The letter should indicate that the author is a stockholder and if shares are not held of record, should include appropriate evidence of stock ownership. Depending on the subject matter, management will:

      o forward the communication to the director or directors to whom it is addressed;

      o attempt to handle the inquiry directly, for example where it is a request for information about the Company or a stock-related matter; or

      o not forward the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

      At  each  Board  meeting,   management  will  present  a  summary  of  all
communications received since the last meeting that were not forwarded and make those communications available to the directors.

      The Audit Committee. The Audit Committee consists of Directors Rapin, Townsend and VanMassenhove. Each member of the Audit Committee is considered "independent" as defined in the Nasdaq corporate governance listing standards and under SEC Rule 10A-3. The Board of Directors has determined that Gary C. VanMassenhove, a certified public accountant, qualifies as an "audit committee financial expert" as that term is defined by the rules and regulations of the SEC. The Audit Committee met four times during the year ended December 31, 2004. The Audit Committee reports to the Board on its activities and findings. The duties and responsibilities of the Audit Committee include, among other things:

      o     retaining, overseeing and evaluating a firm of independent certified
            public   accountants  to  audit  the  Company's   annual   financial
            statements;

      o in consultation with the independent registered public accountants and the internal auditor, reviewing the integrity of the Company's financial reporting processes, both internal and external;

      o     approving  the  scope  of the  audit in  advance;

      o reviewing the financial statements and the audit report with management and the independent registered public accountants;

      o considering whether the provision by the external independent registered public accountants of services not related to the annual audit and quarterly reviews is consistent with maintaining the independent registered public accounting firm's independence;

      o reviewing earnings and financial releases and quarterly reports filed with the SEC;

      o consulting with the internal audit staff and reviewing management's administration of the system of internal accounting controls;

      o approving all engagements for audit and non-audit services by the independent registered public accountants; and

      o     reviewing the adequacy of the audit committee charter.

Audit Committee Report

      The Audit Committee  operates under a written charter adopted by the Board
of   Directors    which   is   available   on   the    Company's    website   at
www.first-federal.com.

      Management has the primary responsibility for the Company's internal controls and financial reporting processes. The independent registered public accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States and issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

      As part of its ongoing activities, the Audit Committee has:

      o     reviewed  and  discussed  with   management,   and  the  independent
            registered public accountants, the Company's audited consolidated financial statements for the year ended December 31, 2004;

      o discussed with the independent registered public accountants the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended; and

      o received the written disclosures and the letter from the independent registered public accountants required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with the independent registered public accountants their independence from the Company.

      Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2004 and be filed with the SEC. In addition, the Audit Committee engaged Plante & Moran, PLLC as the Company's independent registered public accountants for the year ending December 31, 2005, subject to the ratification of this appointment by the stockholders of the Company.

      This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

                               The Audit Committee

                            James C. Rapin (Chairman)
                              Gary C. VanMassenhove
                               Thomas R. Townsend

Code of Ethics

      The Company has adopted a Code of Ethics that is applicable to the officers and employees of the Company, including its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code of Ethics is available on the Company's website at www.first-federal.com. Amendments to and waivers from the Code of Ethics will also be disclosed on the Company's website. There were no such amendments or waivers in 2004.

Directors' Compensation

      Directors' Fees. Directors of the Company are not compensated for service on the Company's Board of Directors or Board committees.

      In 2004, each director of the Bank received a $600 monthly meeting fee, payable only if the director attended the meeting. Each director is paid for one excused absence. The Chairman of the Board received $750 for each regular meeting attended, and each director received $600 for each special Board meeting attended.

      In addition to the foregoing, during 2004, Messrs. Rapin, Thomson, Wallace, VanMassenhove and Townsend received $3,200, $2,600, $3,000, $3,000 and $3,200, respectively, for their services as members of the Bank's Executive and Audit Committees.

      First Federal of Northern Michigan paid a total of $73,850 in director and committee fees to members of the Board of Directors during the year ended December 31, 2004.

      Recognition and Retention Plan. The Company maintains a Recognition and Retention Plan (the "Recognition and Retention Plan") first adopted in 1996. At the inception of the Recognition and Retention Plan in 1996, non-employee directors Rapin, Thomson, and Wallace were each granted 2,415 shares of common stock, which shares have been earned and issued. Messrs. VanMassenhove and Townsend, who were appointed to the Board of Directors in September 2001 and April 2002, respectively, have not been awarded any shares under the Recognition and Retention Plan. See "--Benefit Plans - Recognition and Retention Plan."

Executive Compensation

      The following table sets forth for the years ended December 31, 2004, 2003 and 2002, certain information as to the total remuneration paid by the Bank and the Company to the Chief Executive Officer of the Company and the other named executive officers (the "Named Executive Officers"). No other executive officer of the Company or the Bank received total annual compensation in excess of $100,000 during the year ended December 31, 2004.

=============================================================================================================================
                                                  SUMMARY COMPENSATION TABLE
=============================================================================================================================
                                                                                                   Long-Term
                                Annual Compensation                                          Compensation Awards
-----------------------------------------------------------------------------------------------------------------------------
                                                                    Other      Restricted
                             Years                                 Annual         Stock     Options/               All Other
        Name and             Ended        Salary      Bonus     Compensation    Award(s)      SARs               Compensation
   Principal Position     December 31,   ($) (1)       ($)         ($) (2)         ($)         (#)     Payouts      ($) (3)
-----------------------------------------------------------------------------------------------------------------------------
Martin A. Thomson             2004      $140,980    $ 36,876      $ 13,900       $   --         --       $ --       $  4,554
President and Chief           2003       131,722      35,067        11,600           --         --         --          4,446
Executive Officer             2002       128,819          --        12,700        3,506      1,000         --          3,809
-----------------------------------------------------------------------------------------------------------------------------
Michael W. Mahler(4)          2004      $ 94,758    $ 18,538      $    200           --         --         --       $  3,545
Executive Vice President      2003        80,600       1,786           200           --         --         --          3,118
                              2002        18,270          --            --           --         --         --            344
=============================================================================================================================

(1)   Amount shown is gross earnings.

(2) For Mr. Thomson, includes fees for services on the Board of Directors and Board Committees of the Company and the Bank. The Bank also provides the Chief Executive Officer with the use of an automobile, insurance and other personal benefits that are not included in the Summary Compensation Table because such benefits do not exceed $50,000 or 10% of the officer's cash compensation for the year ended December 31, 2004.

(3)   Includes a contribution  to the 401(k) plan, and director fees for service
      on  the  Board  of  the  subsidiaries,   Financial   Services  &  Mortgage
      Corporation and InsuranCenter of Alpena.

(4) Mr. Mahler joined the Company in November 2002; and accordingly, 2002 data are for a two-month period.

Benefit Plans

      Defined Benefit Plan. The Bank maintains a noncontributory defined benefit plan (the "Retirement Plan"). All employees age 21 or older, who have worked at the Bank for a period of one year and have been credited with 1,000 or more hours of employment with the Bank during the year, are eligible to accrue benefits under the Retirement Plan. The Bank annually contributes an amount to the Retirement Plan necessary to satisfy the actuarially determined minimum funding requirements in accordance with the Employment Retirement Income Security Act of 1974, as amended ("ERISA").

      At the normal retirement age of 65, the Retirement Plan is designed to provide a life annuity. The retirement benefit provided is an amount equal to 2.5% of a participant's average salary based on the average of the five consecutive years during the participant's years of employment which provide the highest average annual salary multiplied by the participant's years of credited service to the normal retirement date. Retirement benefits are also payable upon retirement due to early and late retirement. Benefits are also paid from the Retirement Plan upon a participant's disability or death. A reduced benefit is payable upon early retirement at or after age 55. Upon termination of employment other than as specified above, a participant who was employed by the Bank for a minimum of five years is eligible to receive his or her accrued benefit reduced for early retirement or a deferred retirement benefit commencing on such participant's normal retirement date. Benefits are payable in various annuity forms as well as in the form of a single lump sum payment. For the year ended December 31, 2004 the Bank made contributions to the Retirement Plan of $329,552.

      In 2004, the Board amended the Retirement Plan and set a 20-year limitation as the maximum number of employment years an employee is entitled to under the Retirement Plan. On April 19, 2005, the Board froze the Retirement Plan as to current participants and excluded from the Retirement Plane new employees hired after July 1, 2004.

      The following table indicates the annual retirement benefit that would be payable under the Retirement Plan upon retirement at age 65 in plan year 2004, expressed in the form of a single life annuity for the final average salary and benefit service classification specified below. As of December 31, 2004, Mr. Thomson had four years credited service (i.e., benefit service) with the Bank.

        ================================================================
           High 5-Year
          Average Salary       10               15             20
        ----------------------------------------------------------------
             $15,000         $3,750           $5,625         $7,500
        ----------------------------------------------------------------
             $25,000         $6,250           $9,375         $12,500
        ----------------------------------------------------------------
             $50,000         $12,500         $18,750         $25,000
        ----------------------------------------------------------------
             $100,000        $25,000         $37,500         $50,000
        ----------------------------------------------------------------
             $150,000        $37,500         $56,250         $75,000
        ================================================================

      Employee Stock Ownership Plan and Trust. The Bank established an employee stock ownership plan ("ESOP") and related Trust for eligible employees in connection with its initial mutual holding company reorganization in 1994. The ESOP borrowed funds from an unrelated third party lender and used the funds to purchase 48,000 shares of the common stock issued in the Bank's initial stock offering in 1994 (all of which have been allocated). The loan was repaid principally from the Bank's contributions to the ESOP and was fully paid during 1999. The ESOP purchased 138,709 shares in the stock offering which was completed on April 1, 2005. The ESOP obtained a loan from the Company to purchase these shares. The ESOP loan amortizes over a 15-year period, but the ESOP is entitled to pay off the loan at any time without incurring a penalty. Collateral for the loan is the common stock purchased by the ESOP.

      The ESOP is a tax-qualified plan subject to the requirements of ERISA and the Internal Revenue Code of 1986 (the "Code"). Employees with a 12-month period of employment with the Bank during which they worked at least 1,000 hours and who have attained age 21 are eligible to participate.

      Contributions to the ESOP and shares released from the suspense account in an amount proportional to the repayment of the ESOP loan are allocated among participants on the basis of compensation in the year of allocation, up to an annual adjusted maximum level of compensation. Benefits generally become 100% vested after five years of credited service. Forfeitures will be reallocated among remaining participating employees in the same proportion as contributions. Benefits are payable upon death, retirement, early retirement, disability or separation from service. The Bank's contributions to the ESOP are not fixed, so benefits payable under the ESOP cannot be estimated.

      The Bank's Board of Directors administers the ESOP. The Bank has appointed First Bankers Trust Company, Quincy, Illinois to serve as trustee of the ESOP. The ESOP Committee may instruct the trustee regarding investment of funds contributed to the ESOP. The ESOP trustee, subject to its fiduciary duty, must vote all allocated shares held in the ESOP in accordance with the instructions of participating employees. Under the ESOP, nondirected shares will be voted in a manner calculated to most accurately reflect the instructions it has received from participants regarding the allocated stock so long as such vote is in accordance with the provisions of ERISA. At April 1, 2005, there were 138,709 unallocated shares held in the ESOP.

      401(k) Plan. The Bank established a 401(k) Plan for Bank employees as of May 1, 1999. The Plan is tax qualified and permits participants to elect to defer up to 50% (as of January 1, 2002) of the participant's eligible annual compensation into the Plan. During 1999, the Bank made a matching contribution of 25% of the participant contribution to the Plan, up to 1% of the participant's eligible annual compensation for 1999. After 1999, the Bank has made matching contributions of 50% of the participant's contribution, with the match being up to 3% of the participant's eligible annual compensation for the year. All current employees at the time of the establishment of the Plan on May 1, 1999 were 100% vested in elective deferral matching contributions. Subsequently, new employees became 100% vested in matching contributions after five years of credited service. Beginning January 1, 2002 the vesting schedule for matching contributions changed to 20% per year of service over a five-year period. Participants will be credited for years of service with the Bank prior to the effective date of the Plan. Forfeitures of discretionary contributions will be used to reduce the Bank's contributions in succeeding plan years. In connection with the second-step stock offering which was completed on April 1, 2005, the 401(k) Plan was amended to permit participants to direct the investment of their 401(k) Plan account balances. Participants are permitted to invest their account balances in shares of the Company's common stock through an employer stock fund that has been established in the Plan.

      Stock Option Plan. Certain employees and non-employee directors of the Bank and the Company are eligible to participate in the Bank's 1996 Stock Option Plan (the "Stock Option Plan"). The Stock Option Plan authorizes the grant of stock options and limited rights to purchase 69,000 shares, or 10% of the shares of common stock issued to minority stockholders in the 1994 initial public offering by the Bank. Upon the closing of the second-step stock offering, the shares of common stock subject to the Stock Option Plan were adjusted pursuant to the exchange ratio and became the shares of the Company's common stock. Pursuant to the Stock Option Plan, grants may be made of (i) options to purchase common stock intended to qualify as incentive stock options under Section 422 of the Code, (ii) options that do not so qualify ("non-statutory options") and
(iii) limited rights (described below) that are exercisable only upon a change in control of the Bank or the Company. Non-employee directors are only eligible to receive non-statutory options.

      The Stock Option Plan is administered by a committee consisting of certain non-employee directors of the Board of Directors (the "Committee"). In granting options, the Committee considers factors such as salary, length of employment with the Bank, and the employee's overall performance. All stock options are exercisable in five equal annual installments of 20% commencing one year from the date of grant; provided, however, that all options will be 100% exercisable in the event the optionee terminates his service due to normal retirement, death or disability, or in the event of a change in control of the Company or the Bank. Options may be exercised within 10 years from the date of grant. Stock options may be exercised up to one year following termination of service or such later period as determined by the Committee. The exercise price of the options will be at least 100% of the fair market value of the underlying common stock at the time of the grant. The exercise price may be paid in cash or common stock.

      Incentive stock options will only be granted to employees of the Bank and/or the Company. Non-employee directors will be granted non-statutory stock options. No incentive stock option granted in connection with the Stock Option Plan may be exercisable more than three months after the date on which the optionee ceases to perform services for the Bank and/or the Company, except that in the event of death, disability, normal retirement, or a change in control of the Bank or the Company, incentive stock options may be exercisable for up to one year; provided, however, that if an optionee ceases to perform services for the Bank or the Company due to retirement or following a change in control (as defined in the Stock Option Plan), any incentive stock options exercised more than three months following the date the optionee ceases to perform services shall be treated as a non-statutory stock option as described above.

      Upon the exercise of "limited rights" in the event of a change in control, the optionee will be entitled to receive a lump sum cash payment, or in certain cases, common stock, equal to the difference between the exercise price of the option and the fair market value of the shares of common stock subject to the option on the date of exercise of the right in lieu of purchasing the stock underlying the option. In the event of death or disability, the Bank and/or the Company, if requested by the optionee or beneficiary, may elect, in exchange for the option, to pay the optionee, or beneficiary in the event of death, the amount by which the fair market value of the common stock exceeds the exercise price of the option on the date of the optionee's termination of service for death or disability.

      Pursuant to the Stock Option Plan, non-employee directors at the inception of the Plan on April 17, 1996, Messrs. Rapin, Thomson, and Wallace, were each granted options to purchase 6,037 shares of common stock. These options were granted at an exercise price of $10.00 per share, which options have all been vested but not exercised. No options have been reserved for future issuance to non-employee directors under the Plan, and therefore Messrs. VanMassenhove and Townsend, who were appointed to the Board of Directors in September 2001 and April 2002, respectively, have not been awarded options under the Plan. No stock options were granted under the Stock Option Plan during the year ended December 31, 2004.

      Set forth below is certain information concerning options outstanding to the Named Executive Officers at December 31, 2004.

=================================================================================================================
                                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                                           FISCAL YEAR-END OPTION VALUES
=================================================================================================================
                                                           Number of Unexercised        Value of Unexercised In-
                                                                Options at                The-Money Options at
                                                                 Year-End                       Year-End
-----------------------------------------------------------------------------------------------------------------
                              Shares
                             Acquired
                               upon          Value       Exercisable/Unexercisable      Exercisable/Unexercisable
           Name              Exercise      Realized                 (#)                            ($)
=================================================================================================================
Martin A. Thomson              --              $--              6,437 / 600                   $99,883 / $7,200
-----------------------------------------------------------------------------------------------------------------
Michael W. Mahler              --               --                --/--                            --/--
=================================================================================================================

      Recognition and Retention Plan. Certain employees and non-employee directors of the Bank and the Company are eligible to participate in the Bank's Recognition and Retention Plan, which was adopted in 1996 (the "Recognition Plan"). A Committee of the Board of Directors composed of "disinterested" directors (the "Recognition Plan Committee") administers the Recognition Plan and makes awards to executive officers and employees. Participants in the Recognition Plan earn (become vested in) shares of Restricted Stock covered by an award and all restrictions lapse over a period of time commencing from the date of the award; provided, however, that the Recognition Plan Committee may accelerate or extend the earnings rate on any awards made to officers and employees under the Recognition Plan. Awards to non-employee directors vest at the rate of 20% of the amount initially awarded commencing one year from the date of the award. Awards to executive officers and employees become fully vested upon termination of employment or service due to death, disability or normal retirement or following a termination of employment or service in connection with a change in the control of the Bank or the Company. Upon termination of employment or service for another reason, unvested shares are forfeited. Awards to non-employee directors fully vest upon a non-employee director's disability, death, normal retirement, or following termination of service in connection with a change in control of the Bank or the Company. Unvested shares of Restricted Stock will be forfeited by a non-employee director upon failure to seek reelection, failure to be reelected, or resignation from the Board (other than in connection with normal retirement, as defined by the Recognition Plan). See "--Directors' Compensation - Recognition and Retention Plan."

      Set forth below is information as of December 31, 2004 regarding equity compensation plans categorized by those plans that have been approved by stockholders and those plans that have not been approved by stockholders.

-------------------------------------------------------------------------------------------------------------------
                                    Number of securities to be                            Number of securities
                                      issued upon exercise of       Weighted average     remaining available for
              Plan                outstanding options and rights     exercise price        issuance under plan
-------------------------------------------------------------------------------------------------------------------
Equity compensation plans
approved by stockholders                      26,411                     $10.49                 20,709(1)
-------------------------------------------------------------------------------------------------------------------
Equity compensation plans not
approved by stockholders                          --                         --                     --
-------------------------------------------------------------------------------------------------------------------
         Total                                26,411                     $10.49                  20,709
-------------------------------------------------------------------------------------------------------------------

(1) Consists of 42 shares available for future issuance pursuant to the 1996 Recognition and Retention Plan and 20,667 shares underlying options available for future issuance pursuant to the 1996 Stock Option Plan.

      Change in Control Agreements. In connection with the completion of the second-step mutual-to-stock conversion, the Bank intends to enter into change in control agreements with Martin A. Thomson, President and Chief Executive Officer, and Michael W. Mahler, Executive Vice President, which would provide certain benefits in the event of a change in control of the Bank or the Company. Each of the change in control agreements provides for a term of up to 36 months. Commencing on each anniversary date, the Board of Directors may extend the change in control agreements for an additional year. The change in control agreements enable the Bank to offer to designated officers certain protections against termination without cause in the event of a change in control (as defined in the agreements). These protections against termination without cause in the event of a change in control are frequently offered by other financial institutions, and the Bank may be at a competitive disadvantage in attracting and retaining key employees if it does not offer similar protections.

      Following a change in control of the Company or the Bank, an officer is entitled to a payment under the change in control agreement if the officer's employment is involuntarily terminated during the term of such agreement, other than for cause, as defined, death or disability. Involuntary termination includes the officer's termination of employment during the term of the agreement and following a change in control as the result of a demotion, loss of title, office or significant authority, reduction in the officer's annual compensation or benefits, or relocation of the officer's principal place of employment by more than 25 miles from its location immediately prior to the change in control. In addition, for the first 12 months following a change in control, if the Bank (or its successor) fails to renew the change in control agreement, the executive can voluntarily resign and receive the severance payment. In the event that an officer who is a party to a change in control agreement is entitled to receive payments pursuant to the change in control agreement, the officer will receive a cash payment of up to a maximum of two times the sum of base salary and highest rate of bonuses awarded to the officer over the prior three years, subject to applicable withholding taxes. Under the change in control agreements, Messrs. Thomson and Mahler would receive an aggregate of $866,000 upon a change in control, based upon current levels of compensation. In addition to the severance payment, each covered officer is entitled to receive life, medical and dental coverage for a period of up to 24 months from the date of termination, as well as a lump-sum payment equal to the excess, if any, of (a) the present value of benefits to which the officer would be entitled under the Bank's defined benefit plan if the officer had the additional years of service that he would have had if he had continued working for the Bank for 24 months following his termination, over (b) the present value of the benefits to which the officer is actually entitled under the Bank's defined benefit plan as of the date of his termination. Notwithstanding any provision to the contrary in the change in control agreement, payments under the change in control agreements are limited so that they will not constitute an excess parachute payment under Section 280G of the Internal Revenue Code.

Transactions with Certain Related Persons

      In the ordinary course of business, the Bank makes loans available to its directors, officers and employees. These loans are made in the ordinary course of business on substantially the same terms (including interest rate), including collateral, as comparable loans to other borrowers. Management believes that these loans neither involve more than the normal risk of collectibility nor present other unfavorable features. Federal regulations permit executive officers and directors to participate in loan programs that are available to other employees, as long as the director or executive officer is not given preferential treatment compared to other participating employees. Loans made to directors or executive officers, including any modification of such loans, must be approved by a majority of disinterested members of the Board of Directors. The interest rate on loans to directors and officers is the same as that offered to other employees.

Section 16(a) Beneficial Ownership Reporting Compliance

      The common  stock of the Company is  registered  with the SEC  pursuant to
Section 12(g) of the Securities Exchange Act of 1934 (the "Exchange Act"). The officers and directors of the Company and beneficial owners of greater than 10% of First Federal of Northern Michigan Bancorp, Inc.'s common stock ("10% beneficial owners") are required to file reports on Forms 3, 4, and 5 with the SEC disclosing beneficial ownership and changes in beneficial ownership of the common stock. SEC rules require disclosure in the Company's Proxy Statement or Annual Report on Form 10-KSB of the failure of an officer, director, or 10% beneficial owner of the Company's common stock to file a Form 3, 4, or 5 on a timely basis. Based on the Company's review of ownership reports, all of the Company's officers and directors, except for Amy E. Essex and Gary C. VanMassenhove, filed these reports on a timely basis for 2004. On September 8, 2004, Mr. VanMassenhove purchased 250 shares of common stock and filed a Form 4 on September 17, 2004. In November 2004, Ms. Essex was appointed an executive officer of the Company. A timely Form 3 was not filed on the date of her appointment; however, at such date, Ms. Essex held no shares of common stock. Ms. Essex subsequently filed a Form 3 in connection with the second-step stock offering.

--------------------------------------------------------------------------------
             PROPOSAL II--RATIFICATION OF APPOINTMENT OF INDEPENDENT
                          REGISTERED PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

      The Company's independent registered public accountants for the year ended December 31, 2004 were Plante & Moran, PLLC. The Audit Committee has engaged Plante & Moran, PLLC to be the Company's independent registered public accountants for the 2005 fiscal year, subject to the ratification of the engagement by the Company's stockholders. At the Meeting, stockholders will consider and vote on the ratification of the engagement of Plante & Moran, PLLC for the Company's fiscal year ending December 31, 2005. A representative of Plante & Moran, PLLC is expected to attend the Meeting to respond to appropriate questions and to make a statement if he so desires.

      Stockholder ratification of the selection of Plante & Moran, PLLC is not required by the Company's bylaws or otherwise. However, the Board of Directors is submitting the selection of the independent registered public accountants to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection of Plante & Moran, PLLC, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent accounting firm at any time during the year if it determines that such change is in the best interests of the Company and its stockholders.

Fees Paid to Plante & Moran, PLLC

      Set forth below is certain information concerning aggregate fees billed for professional services rendered by Plante & Moran, PLLC during 2004 and 2003:

      Audit Fees. The aggregate fees billed to the Company by Plante & Moran, PLLC for professional services rendered by Plante & Moran, PLLC for the audit of the Company's annual financial statements, review of the financial statements included in the Company's Quarterly Reports on Form 10-QSB and services that are normally provided by Plante & Moran, PLLC in connection with statutory and regulatory filings and engagements were $73,150 and $50,000 during the years ended December 31, 2004 and 2003, respectively.

      Audit-Related Fees. The aggregate fees billed to the Company by Plante & Moran, PLLC for assurance and related services rendered by Plante & Moran, PLLC that are reasonably related to the performance of the audit of and review of the financial statements and that are not already reported in "Audit Fees," above, were $0 and $17,800 during the years ended December 31, 2004 and 2003, respectively. For 2003, these services included consultation regarding the Company's internal audit schedule and programs and review associated with the Company's acquisition of InsuranCenter of Alpena.

      Tax Fees. The aggregate fees billed to the Company by Plante & Moran, PLLC for professional services rendered by Plante & Moran, PLLC for tax compliance, tax advice and tax planning were $6,780 and $6,350 during the years ended December 31, 2004 and 2003, respectively. These services included consultation on a discrepancy between IRS and SSA Records and research on taxability of gifts and disbursements to terminated employees.

      All Other Fees. The aggregate fees billed to the Company by Plante & Moran, PLLC that are not described above were $38,900 and $0 during the years ended December 31, 2004 and 2003, respectively. These services included consultation in connection with the second-step stock offering, including the preparation of the Company's SEC registration statement on Form SB-2.

      The Audit Committee has considered whether the provision of non-audit services, which for 2004 related primarily to the second-step mutual-to-stock conversion, is compatible with maintaining Plante & Moran, PLLC's independence. The Audit Committee concluded that performing such services does not affect Plante & Moran, PLLC's independence in performing its function as auditor of the Company.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditor

      The Audit Committee's policy is to pre-approve all audit and non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to particular service or category of services and is generally subject to a specific budget. The Audit Committee has delegated pre-approval authority to its Chairman when expedition of services is necessary. The independent auditors and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. For 2004, all services were pre-approved by the Audit Committee.

Required Vote and Recommendation of the Board of Directors.

      In order to ratify the selection of Plante & Moran, PLLC as independent auditors for the 2005 fiscal year, the proposal must receive the affirmative vote of at least a majority of the votes cast at the Annual Meeting, either in person or by proxy.

                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
        THE RATIFICATION OF PLANTE & MORAN, PLLC AS INDEPENDENT AUDITORS

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

      In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive office, 100 South Second Avenue, Alpena, Michigan 49707, no later than January 6, 2006. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

--------------------------------------------------------------------------------
                   OTHER MATTERS AND ADVANCE NOTICE PROCEDURES
--------------------------------------------------------------------------------

      The Board of Directors is not aware of any business to come before the Annual Meeting other than the matters described above in this proxy statement. However, if any matters should properly come before the Annual Meeting, it is intended that holders of the proxies will act as directed by a majority of the Board of Directors, except for matters related to the conduct of the Annual Meeting, as to which they shall act in accordance with their best judgment. The Board of Directors intends to exercise its discretionary authority to the fullest extent permitted under the Exchange Act.

      The Company's Bylaws provide an advance notice procedure for certain business, or nominations to the Board of Directors, to be brought before an annual meeting of stockholders. In order for a stockholder to properly bring business before an annual meeting, or to propose a nominee to the Board of Directors, the stockholder must give written notice to the Secretary of the Company not less than ninety (90) days prior to the date of the Company's proxy materials for the preceding year's annual meeting; provided, however, that if the date of the annual meeting is advanced more than twenty (20) days prior to or delayed by more than sixty (60) days after the anniversary of the preceding year's annual meeting, notice by the stockholder to be timely must be received not earlier than the close of business on the 120th day prior to the date of such annual meeting and not later than the close of business on the later of (A) the 90th day prior to the date of such annual meeting or (B) the tenth day following the first to occur of (i) the day on which notice of the date of the annual meeting was mailed or otherwise transmitted or (ii) the day on which public announcement of the date of the annual meeting was first made by the Company. The notice must include the stockholder's name, record address, and number of shares owned, describe briefly the proposed business, the reasons for bringing the business before the annual meeting, and any material interest of the stockholder in the proposed business. In the case of nominations to the Board of Directors, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to an annual meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the Securities and Exchange Commission in effect at the time such proposal is received.

      The date on which the 2006 Annual Meeting of Stockholders is expected to be held is May 17, 2006. Accordingly, advance written notice of business or nominations to the Board of Directors to be brought before the 2006 Annual Meeting of Stockholders must be given to the Company no later than February 5, 2006.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

      The cost of  solicitation  of proxies  will be borne by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers, and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation. Additionally, the Company has retained Regan & Associates, Inc., a proxy solicitation firm, to provide advisory services in connection with the solicitation of proxies and will pay Regan & Associates, Inc. a fee of $3,500 for these services.

      A COPY OF THE COMPANY'S REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 2004 WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE VOTING RECORD DATE UPON WRITTEN REQUEST TO MICHAEL W. MAHLER, SECRETARY, FIRST FEDERAL OF NORTHERN MICHIGAN BANCORP, INC., 100 SOUTH SECOND AVENUE, ALPENA, MICHIGAN 49707.

                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              /s/ Michael W. Mahler
                                              ----------------------------------
                                              Michael W. Mahler
                                              Secretary

Alpena, Michigan
May 6, 2005

                                REVOCABLE PROXY

                FIRST FEDERAL OF NORTHERN MICHIGAN BANCORP, INC.
                         ANNUAL MEETING OF STOCKHOLDERS

                                  May 25, 2005

      The undersigned hereby appoints the full Board of Directors, with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of common stock of First Federal of Northern Michigan Bancorp, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting") to be held at the Thunder Bay Recreational Center, 701 Woodward Avenue, Alpena, Michigan, at 11:00 a.m. (Michigan time) on May 25, 2005. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:

                                                                VOTE
                                                       FOR    WITHHELD
                                                       ---    --------

1.    The  election as  Directors  of all nominees
      listed below, each to serve for a three-year     |_|        |_|
      term

             James C. Rapin
             Martin A. Thomson

      INSTRUCTION: To withhold your vote for one or more nominees, write the name of the nominee(s) on the line(s) below.

__________________________


__________________________

                                                                VOTE
                                                       FOR    WITHHELD   ABSTAIN
                                                       ---    --------   -------

2.    The   ratification  of  the  appointment  of
      Plante   &   Moran,   PLLC  as   independent     |_|      |_|        |_|
      registered public accountants for the year ending December 31, 2005.

The Board of Directors recommends a vote "FOR" each of the listed proposals.

--------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THE ABOVE-NAMED PROXIES AT THE DIRECTION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

      Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of First Federal of Northern Michigan Bancorp, Inc. at the Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of First Federal of Northern Michigan Bancorp, Inc. at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later-dated proxy prior to a vote being taken on a particular proposal at the Meeting.

      The undersigned acknowledges receipt from First Federal of Northern Michigan Bancorp, Inc. prior to the execution of this proxy of a Notice of the Meeting and a proxy statement dated May 6 , 2005.

Dated:___________________, 2005              |_|  Check Box if You Plan
                                                  to Attend Meeting


___________________________________     ________________________________________
PRINT NAME OF STOCKHOLDER               PRINT NAME OF STOCKHOLDER


___________________________________     ________________________________________
SIGNATURE OF STOCKHOLDER                SIGNATURE OF STOCKHOLDER

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

--------------------------------------------------------------------------------
           Please complete and date this proxy and return it promptly in the enclosed postage-prepaid envelope.
--------------------------------------------------------------------------------